UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2010
ZAREBA SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-1388 (Commission File Number)	41-0832194 (IRS Employer Identification No.)
13705 26th Ave. N., Suite 102
Minneapolis, Minnesota 55441
(Address of Principal Executive Offices)  (Zip Code)
(763) 551-1125
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.03 Material Modification to Rights of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-4.1

Item 1.01 Entry into a Material Definitive Agreement.
On January 11, 2010, Zareba Systems, Inc. (the “Company”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Woodstream Corporation, a Pennsylvania corporation (“Woodstream”), and WDST, Inc., a Minnesota corporation and a wholly-owned subsidiary of Woodstream (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and wholly-owned subsidiary of Woodstream (the “Merger”). The Company’s Board of Directors (the “Board”) and a special committee of the Company’s disinterested directors (the “Special Committee”) have unanimously approved the Merger Agreement and the Merger.
At the effective time and as a result of the Merger, each share of common stock, par value $0.01 per share, of the Company issued and outstanding immediately prior to the effective time of the Merger will be converted into and become exchangeable for $9.00 in cash. In connection with the Merger, each outstanding Option (as defined in the Merger Agreement) to purchase the Company’s common stock will be converted into the right to receive the merger consideration, less the exercise price of the Option.
Each of the Company and Woodstream has made customary representations and warranties in the Merger Agreement. The Company has agreed to various covenants and agreements, including, among others, (i) to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and consummation of the Merger, (ii) not to engage in certain kinds of transactions during such period, (iii) to convene and hold a meeting of its shareholders to consider and vote upon the Merger Agreement and the Merger, (iv) that the Board and Special Committee will recommend approval of the Merger Agreement by its shareholders unless the Board determines in good faith that such a recommendation would not comply with its fiduciary duties, and (v) not to (a) solicit or encourage inquiries or proposals relating to alternative business combination transactions or (b) subject to certain exceptions, engage in discussions or negotiations regarding, or provide any non-public information or access in connection with, any proposed alternative business combination transactions.
Consummation of the Merger is subject to customary conditions, including the absence of a material adverse change relating to the Company and approval of the Company’s shareholders. The approval of Woodstream’s shareholders is not required, and there is no financing contingency in the Merger Agreement.
The transaction is expected to close in the first half of 2010.
The Company or Woodstream may terminate the Merger Agreement under certain circumstances, including, among other things, if the Merger is not consummated by August 31, 2010.
Woodstream may also terminate the Merger Agreement in the event the Company fails to convene and hold a meeting of its shareholders to consider and vote upon the Merger, the Company’s Board fails to recommend the Merger to the Company’s shareholders, or the Company materially breaches its obligations regarding the solicitation, discussion and negotiation of alternative business combinations. In connection with such a termination, or in the event the Merger Agreement is terminated in certain circumstances after the Company receives an acquisition proposal and within 12 months following such termination the Company enters into an agreement with a third party with respect to an alternative business combination transaction and that transaction is consummated, then, in either case, the Company must pay a termination fee of $800,000 to Woodstream, as well as reimbursement of Woodstream’s reasonable transaction expenses, up to a maximum aggregate amount of $200,000.
The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.
The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about Woodstream, the Company, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Woodstream, the Company, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Woodstream or the Company.
     Additional Information
The Company intends to file a proxy statement and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission, or SEC. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
The Company’s officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Forms 10-K and 10-K/A for the fiscal year ended June 30, 2009, which are filed with the SEC. More detailed information regarding the identity of potential participants in the solicitation, and their direct or indirect interests, by securities holdings or otherwise, which interests may be different from those of the Company’s shareholders generally, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction. Each of these documents is, or will be, available free of charge at the website maintained by the SEC at www.sec.gov, and at the Company’s website, www.zarebasystemsinc.com.

     Cautionary Statement Regarding Forward-Looking Statements
This report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this report include statements concerning the proposed transaction. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if the Company does not receive the required shareholder approval or fails to satisfy other conditions to closing, the Merger will not be consummated. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of the Company’s shareholders to approve the proposed transaction and failure of other conditions to closing of the Merger to be satisfied. All forward-looking statements included in this report are based on information available to the Company on the date hereof. The Company undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in this report to reflect events or circumstances after the date of this report or to update reasons why actual results could differ from those anticipated in such forward-looking statements.
Item 3.03 Material Modification to Rights of Security Holders.
In connection with the execution of the Merger Agreement, the Company and Wells Fargo Bank, N.A. (the “Rights Agent”), entered into a First Amendment to Rights Agreement, dated as of January 11, 2010 (the “Amendment”), to the Rights Agreement dated as of March 15, 2005 (the “Rights Agreement”), between the Company and the Rights Agent.
The Amendment provides that, among other things, neither Woodstream nor any direct or indirect wholly-owned subsidiary of Woodstream shall be deemed to be an Acquiring Person (as defined in the Rights Agreement) as a result of the execution and delivery of the Merger Agreement, the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement. The Amendment also provides that the Series A Preferred Stock Purchase Rights issued under the Rights Agreement are not exercisable as a result of the execution and delivery of the Merger Agreement, the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement. In addition, the Amendment provides that if the Expiration Date (as defined in the Rights Agreement) shall not have previously occurred, it shall occur immediately prior to the effective time of the Merger.
A copy of the Amendment is filed as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
2.1	Agreement and Plan of Merger dated January 11, 2010 among Woodstream Corporation, WDST, Inc. and Zareba Systems, Inc.*

4.1	First Amendment to Rights Agreement dated January 11, 2010 between Zareba Systems, Inc. and Wells Fargo Bank, N.A. as Rights Agent.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Merger Agreement (identified therein) have been omitted from this Report and will be furnished supplementally to the SEC upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2010

ZAREBA SYSTEMS, INC.
	By:	/s/ Jeffrey S. Mathiesen
Jeffrey S. Mathiesen, Vice President and
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
EXHIBIT INDEX
to
FORM 8-K
ZAREBA SYSTEMS, INC.

Date of Report:	Commission File No.:
January 11, 2010	0-1388

Exhibit No.	ITEM
2.1	Agreement and Plan of Merger dated January 11, 2010 among Woodstream Corporation, WDST, Inc. and Zareba Systems, Inc.
4.1	First Amendment to Rights Agreement dated January 11, 2010 between Zareba Systems, Inc. and Wells Fargo Bank, N.A. as Rights Agent.